As filed with the Securities and Exchange Commission on May 18, 2005

                                            Registration Statement No. 333-74422


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                                      59-2778983
-------------------------------                          ----------------
(State or other Jurisdiction of                           (IRS Employer
Incorporation or Organization)                          Identification No.)


                              HANCOCK AT WASHINGTON
                             MADSION, GEORGIA 30650
                                 (706) 342-4552

   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

              THE AVADO BRANDS, INC. EMPLOYEE STOCK PURCHASE PLAN

                            (Full Title of the Plan)

                                  Mitch Blocher
               Vice President, Financial Complaince and Reporting
                               AVADO BRANDS, INC.
                             HANCOCK AT WASHINGTON
                             MADISON, GEORGIA 30650
                                 (706) 342-4552

    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ---------------------------

                          DEREGISTRATION OF SECURITIES

     Avado Brands, Inc. hereby withdraws from registration all securities registered for sale hereon which have not been sold under the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Madison, State of Georgia, on this 18th day of May, 2005.


                                         AVADO BRANDS, INC.


                                         By:/s/Raymond P. Barbrick
                                         --------------------------
                                         Raymond P. Barbrick
                                         Chief Executive Officer



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                   Date
------------------------                --------                ------------
/s/ Emilio Alvarez-Recio                Director                May 18, 2005
/s/ Jerome A. Atkinson                  Director                May 18, 2005
/s/ William V. Lapham                   Director                May 18, 2005
/s/ Robert Sroka                        Director                May 18, 2005


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